UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2013

TAL INTERNATIONAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-126317 (Commission File Number)	20-1796526 (I.R.S. Employer Identification No.)

TAL International Group, Inc.

100 Manhattanville Road

Purchase, New York 10577-2135
(Address of Principal Executive Offices) (Zip Code)

(914) 251-9000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 21, 2013, TAL International Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several selling stockholders specified therein (the “Selling Stockholders”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”), with respect to the offer and sale of an aggregate of 4,036,796 shares (the “Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of the Company to the Underwriter in connection with an underwritten public offering (the “Offering”). The offering closed on February 26, 2013. All of the Shares were sold by the Selling Stockholders.  The Company did not receive any proceeds from the sale of Shares by the Selling Stockholders. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Offering described in this Current Report on Form 8-K is more fully described in the Company’s prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on February 22, 2013, to the accompanying base prospectus dated February 28, 2012, constituting a part of the Company’s Registration Statement on Form S-3 (File No. 333-179771) (the “Registration Statement”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Shares as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 21, 2013, by and among TAL International Group, Inc., the several selling stockholders specified therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Mayer Brown LLP, regarding the validity of the Shares, dated February 26, 2013.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2013	TAL INTERNATIONAL GROUP, INC.

	By:	/s/ John Burns
	Name:	John Burns
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 21, 2013, by and among TAL International Group, Inc., the several selling stockholders specified therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Mayer Brown LLP, regarding the validity of the Shares, dated February 26, 2013.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).